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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2002

                               SEMTECH CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    1-6395                95-2119684
(State or other jurisdiction of     (Commission            (IRS Employer
 incorporation or organization)     File Number)         Identification No.)



200 Flynn Road, Camarillo, California                    93012-8790
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (805) 498-2111 code:


                652 Mitchell Road, Newbury Park, California 91320
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          (Former name or former address, if changed since last report)



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Item 5.     Other Events.

            Effective February 28, 2002, our principal executive offices have been relocated at 200 Flynn Road, Camarillo, California 93012-8790. Our telephone number, facsimile number and web site address remain unchanged.








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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SEMTECH CORPORATION

Date: February 28, 2002        By:  /s/ David G. Franz, Jr.
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                                   David G. Franz, Jr.
                                   Chief Financial Officer







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